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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 1996



                         HEALTH MANAGEMENT SYSTEMS, INC.



                 401 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10016



                                  212-685-4545



INCORPORATED UNDER THE LAWS OF          COMMISSION FILE NUMBER          I.R.S. EMPLOYER IDENTIFICATION NUMBER
      STATE OF NEW YORK                        0-20946                                13-2770433

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ITEM 5.  OTHER EVENTS.

Effective as of December 31, 1996, Health Management Systems, Inc. reported the following consolidated results of operations including Quality Standards in Medicine, Inc.:


                         HEALTH MANAGEMENT SYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDED DECEMBER 31, 1996


                           Total Revenue              $ 8,010,000
                                                      ===========

                           Net Income                 $ 1,778,000
                                                      ===========

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HEALTH MANAGEMENT SYSTEMS, INC.


                                       By: /s/  Phillip Siegel
                                                -------------------------------
                                                Phillip Siegel
                                                Vice President and Chief
                                                Financial Officer


Date:  January 31, 1997

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